Exhibit 23(a)

                        ARTHUR ANDERSEN LLP




             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To HUBCO, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form
S-8 of our report dated June 30, 1995 included in the Current
Report on Form 8-K filed on October 23, 1995


                                                ARTHUR ANDERSEN LLP



Roseland, New Jersey
November 17, 1995